SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  January 22, 2003

                           NEWELL RUBBERMAID INC.
             (Exact Name of Registrant as Specified in Charter)

            Delaware                  1-9608              36-3514169
   (State or Other Jurisdiction    (Commission          (IRS Employer
        of Incorporation)          File Number)      Identification No.)

   29 East Stephenson Street, Freeport, Illinois          61032-0943
     (Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code: (815) 235-4171







   Item 5.   Other Events and Required FD Disclosure.

        On January 22, 2003, the Registrant issued a press release announcing the appointment to its board of directors of Dr. Thomas E. Clarke, president, new business ventures for Nike Inc. The Registrant's board of directors appointed Dr. Clarke to fill a newly created vacancy and will nominate him for election at the Registrant's annual shareholders' meeting May 7 in Chicago. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


   Item 7.   Financial Statements, Pro Forma Financial Statements and
             Exhibits

        (c)  Exhibits.

             Exhibit
             Number              Description
             ------              -----------

             99.1                Press Release dated January 22, 2003.







                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEWELL RUBBERMAID INC.


   Date:  January 22, 2003       By:  /s/ Andrea L. Horne
                                      ----------------------------------
                                      Andrea L. Horne
                                      Vice President - Corporate
                                        Development







                                EXHIBIT INDEX

   Exhibit No.         Description
   -----------         -----------

   99.1                Press Release dated January 22, 2003